UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2016

HAMPSHIRE GROUP, LIMITED

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20201 (Commission File Number)	06-0967107 (I.R.S. Employer Identification No.)

1924 Pearman Dairy Road, Anderson, SC (Address of principal executive offices)	29625 (Zip code)

(864) 231-1200

(Registrant’s telephone number including area code)

114 W. 41st Street, New York, New York 10036

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

See “Further Amendment of Forbearance Agreement” in Item 1.03 below.

Item 1.03     Bankruptcy or Receivership.

Chapter 11 Filings

On November 23, 2016, Hampshire Group, Limited (the “Company”) and two of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”, and the filings therein, the “Chapter 11 Filings”). The Debtors are seeking Bankruptcy Court authorization to jointly administer the chapter 11 cases (the “Chapter 11 Cases”) under the caption “In re: Hampshire Group, Limited, et al.” Case No. 16-12634. The Debtors will continue to manage their properties and operate their businesses as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court in order to complete an orderly liquidation and wind-down of their businesses.

As a result of the Chapter 11 Filings, the Company cautions that trading in its common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the common stock may bear little or no relationship to the actual recovery, if any, by holders of common stock in the Chapter 11 Cases.

Further Amendment of Forbearance Agreement

As previously reported, on August 12, 2016, the Company and certain of its subsidiaries (collectively, the “Borrowers”) entered into a Forbearance Agreement dated August 11, 2016 with Salus CLO 2012-1, Ltd. and Salus Capital Partners, LLC, as lenders (collectively, “Lenders” or “Salus”), pursuant to which, among other things, the Lenders agreed to forbear from exercising their rights under the Credit Agreement with the Borrowers through a specified date as a result of the passage of the maturity date of the Credit Agreement and with respect to certain specified defaults.

On November 18, 2016, the Borrowers and the Lenders entered into a further amendment of the Forbearance Agreement pursuant to which, among other things, the Lenders extended the Forbearance Date to January 7, 2017 provided that Borrowers are in compliance with the terms of the Forbearance Agreement and Credit Agreement.

As a result of the Chapter 11 Cases, the forbearance period under the Forbearance Agreement, as amended, terminated.

Item 2.02      Results of Operations and Financial Condition.

In the Bankruptcy Petitions, the Company disclosed that as of October 1, 2016, it had total assets of $25.9 million and total liabilities of $41.8 million on a consolidated basis.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01      Regulation FD Disclosure.

On November 25, 2016, the Company issued a press release announcing that the Debtors had filed the Bankruptcy Petitions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

In this report, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are not guarantees of results, and actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that could cause material impacts on the Company’s historical or anticipated financial results. Although the Company believes that in making any such forward-looking statement its expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under “Risk Factors” and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed by the Company and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

●

the Debtors’ ability to obtain the approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases and the outcomes of Bankruptcy Court rulings and the Chapter 11 Cases in general;

●	the effectiveness of the overall restructuring activities conducted in the Chapter 11 Cases and any additional strategies that the Debtors may employ to address their liquidity and capital resources;

●	the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases; and

●

restrictions on the Debtors due to the terms of any debtor-in-possession credit facility or agreement for the use of cash collateral that the Debtors may enter into in connection with the Chapter 11 Cases and restrictions imposed by the Bankruptcy Court.

New factors might emerge from time to time, and it is not possible for the Company to predict all of them, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The Company, therefore, cautions you against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Hampshire Group, Limited dated November 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

By:	/s/ William Drozdowski
Name: William Drozdowski
Title: Interim Chief Financial Officer

Dated: November 25, 2016

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Hampshire Group, Limited dated November 25, 2016.